UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2024

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2023, American Battery Technology Company (the “Company”) entered into a Marketing Agreement (the “Marketing Agreement”) with Mercuria Energy America, LLC (“Mercuria Energy”), whereby the Company agreed to compensate Mercuria Energy with a marketing fee associated with services to facilitate the sale of black mass material generated at the Company’s battery recycling facility to final customers throughout the world. Disputes arose concerning the Marketing Agreement, and on July 3, 2024, the parties agreed to resolve their respective disputes (the “Settlement Agreement”). Under the terms of the Settlement Agreement, the Company agreed to make six monthly payments to Mercuria Energy of $300,000. Upon the completion of the payments, the parties agreed to release any and all claims, disputes, actions, suits, proceedings, demands and/or liabilities in law and/or equity or otherwise.

The foregoing is a summary of the material terms of the Settlement Agreement and does not purport to be complete. The Settlement Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On July 10, 2024, the Company issued a press release announcing that it has entered into an agreement for the direct purchase of its recycled black mass material by a domestic strategic customer.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Settlement Agreement, dated July 3, 2024, between American Battery Technology Company and Mercuria Energy America, LLC**
99.1	Press Release, dated July 10, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).
**	Certain Confidential information contained in this exhibit has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Additionally, certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: July 10, 2024	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer